AMENDED AND RESTATED SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN






























                                  EXHIBIT 10.7

                          WILMINGTON TRUST CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    Article I

Purpose and Effective Date...................................................1

                                   Article II
                                   Definitions

2.01  "Administrator" .......................................................1
2.02  "Average Monthly Compensation" ........................................1
2.03  "Board" ...............................................................1
2.04  "Code" ................................................................1
2.05  "Company" .............................................................1
2.06  "Compensation" ........................................................1
2.07  "Early Retirement" ....................................................2
2.08  "Employee" ............................................................2
2.09  "Normal Retirement" ...................................................2
2.10  "Participant" .........................................................2
2.11  "Pension Plan" ........................................................2
2.12  "Plan" ................................................................2
2.13  "Plan Year" ...........................................................2
2.14  "Postponed Retirement" ................................................2
2.15  "Social Security Taxable Wage Base" ...................................2
2.16  "Trust" ...............................................................2
2.17  "Year of Participation" ...............................................3

                                   Article III
              Eligibility for and Forfeiture of Plan Participation

3.01  Commencement of Participation..........................................3
3.02  Termination for Cause..................................................3
3.03  Competition with Company...............................................3
3.04  Board Discretion.......................................................3
3.05  Change in Control......................................................3

                                   Article IV
                        Types of Retirement and Elections

4.01  Early Retirement.......................................................5
4.02  Normal Retirement......................................................5
4.03  Postponed Retirement...................................................5
4.04  Notice of Early Normal or Postponed Retirement.........................6
4.05  Commencement of Benefits in Pension Plan...............................6

                                    Article V
                                Form of Benefits

5.01  Form of Retirement Benefits............................................6
5.02  Right to Elect.........................................................6
5.03  No Death or Disability Benefits........................................6

                                   Article VI
                 Computation and Payment of Retirement Benefits

6.01  Monthly Retirement Benefit.............................................7
6.02  Pension Plan Offset....................................................7
6.03  Supplemental Benefits..................................................7
6.04  Early Retirement Reduction.............................................7

                                   Article VII
                                     Vesting

7.01  Vesting Over 15 Years of Participation.................................7
7.02  Vesting At 55 Years of Age and 10 Years of Participation...............8

                                  Article VIII
                               Plan Administration

8.01  Appointment of Administrator...........................................8
8.02  Authority of Administrator.............................................8
8.03  Expenses of Administrator..............................................8
8.04  Payment of Benefits....................................................8
8.05  Sufficiency of Assets in Trust.........................................8
8.06  Contributions to Trust/Investment of Trust Assets......................8
8.07  Indemnification........................................................8

                                   Article IX
                                  Contributions

9.01  Company Contributions..................................................8

                                    Article X
                             Maintenance of Accounts

10.01 Separate Accounts......................................................9
10.02 No Interest in Assets..................................................9

                                   Article XI
                      Amendment and Termination of the Plan

11.01 Board Amendment or Termination.........................................9

                                   Article XII
                                  Miscellaneous

12.01 Anti-Alienation........................................................9
12.02 No Right to Continue Employment.......................................10
12.03 Applicable Law........................................................10
12.04 Headings..............................................................10

                          WILMINGTON TRUST CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    Article I
                                    ---------
PURPOSE AND EFFECTIVE DATE

      The Wilmington Trust Corporation Supplemental Executive Retirement Plan is the former Wilmington Trust Company Supplemental Executive Retirement Plan as amended and adopted by Wilmington Trust Corporation. The purpose of this Plan is to provide supplemental retirement benefits to certain senior management officers of the Company selected for Membership by the Company's Board of Directors. Benefits provided by this Plan are intended to supplement benefits provided by the Wilmington Trust Pension Plan. This Plan is intended to be an Excess Benefit Plan as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974 and is designed for the sole purpose of providing supplemental retirement benefits to certain selected employees in excess of the limitations imposed by Section 415 of the Internal Revenue Code of 1986. This Plan and its attendant Trust were effective January 1, 1989 and the Plan was amended from time to time. The Company now amends this Plan effective January 1, 2000.

ARTICLE II
                                   Definitions
                                   -----------

      The terms used in this Plan shall have the same meaning as ascribed to them in the Pension Plan unless they are specifically defined differently below.

      2.01. "Administrator" - means the group or individual appointed by the Company pursuant to Section 8.01.

      2.02. "Average Monthly Compensation" - means a Participant's Compensation determined under Section 2.06 below for the final sixty (60) months of the Participant's employment with the Company divided by sixty (60).

      2.03. "Board" - means the Board of Directors of Wilmington Trust Corporation and any designated committee thereof to which it delegates its authority and discretion hereunder.

      2.04. "Code" - means the Internal Revenue Code of 1986 as amended from time to time.

      2.05. "Company" - means Wilmington Trust Corporation, a Delaware Corporation, and any wholly-owned subsidiary of Wilmington Trust Corporation.

      2.06. "Compensation" - means the salary or wages of, and bonuses and incentive payments, including but not limited to 100% of all awards under the Wilmington Trust Company Executive Incentive Compensation Plan, to a Participant paid by the Company as reported on Form W-2 or any substitute therefore, increased by any amounts deferred by the Participant under the Wilmington Trust Thrift Savings Plan and increased by amounts attributable to salary reduction under the Wilmington Trust Best Plan to the extent such amount is not included in taxable income, and reduced by (i) any imputed amounts under the Code, and regulations issued pursuant thereto, and (ii) amounts attributable to moving and travel expenses, and tuition payments. Income realized by a Participant from the exercise of any stock options shall not be considered part of a Participant's compensation for purposes of this Plan.

      In the year in which a Participant's employment terminates, any bonuses or incentive payments paid to the Participant after the Participant's employment terminates shall be attributed to the Participant's last month of employment. Vacation time that has been accrued but not taken shall not be taken into account for either service or compensation purposes.

      2.07. "Early Retirement" - means the earliest date on which a Participant is eligible to receive early retirement benefits under the Pension Plan.

      2.08. "Employee" - means any individual employed by the Company in a senior policy making position.

      2.09. "Normal Retirement" - means the date on which a Participant attains age 62 and completes at least five years of participation in the Plan.

      2.10. "Participant" - means those Employees selected by the Board for participation in this Plan.

      2.11. "Pension Plan" - means the Wilmington Trust Pension Plan, as amended from time to time.

      2.12. "Plan" - means the Wilmington Trust Corporation Supplemental Executive Retirement Plan.

      2.13. "Plan Year" - means the period beginning on January 1, and ending on December 31 of each year.

      2.14. "Postponed Retirement" - means the date after a Participant's Normal Retirement on which the Participant can elect to receive retirement benefits from the Pension Plan.

      2.15. "Social Security Taxable Wage Base" - means the amount of Earnings, as determined under the Social Security Act each year, subject to the Social Security OASDI tax for Old Age, Survivors and Disability Income benefits.

      2.16. "Trust" - means the depository adopted by the Company to hold the assets used to pay Plan benefits.

      2.18. "Year of Participation" - means, for any Participant, the 12 month period measured from the date that an employee becomes a Participant in the Plan and each anniversary thereafter.

                                        ARTICLE III
                    Eligibility for and Forfeiture of Plan Participation
                    ----------------------------------------------------

      3.01. COMMENCEMENT OF PARTICIPATION. An Employee shall become a Participant in this Plan if selected for participation by the Board, in its sole and absolute discretion. The Board shall document the selection of an Employee as a Participant in the Plan by a written resolution of the Board. The name of each Employee selected by the Board to participate in the Plan shall be set forth on Schedule I hereto.

      3.02. TERMINATION FOR CAUSE. A Participant shall cease to be a Participant and shall forfeit the right to any benefits under this Plan if the employment of the Participant with the Company is terminated for Cause. For purposes of this Agreement, a Participant's employment is terminated for Cause if the Participant
(a) engaged in gross misconduct, dishonesty, or deliberate and premeditated acts against the interest of the Company, (b) is convicted of a felony whether related or unrelated to employment by the Company, or (c) repeatedly and substantially failed to perform the Participant's obligations and duties of employment after written or oral demands for such performance are given to the Participant by the Company.

      3.03. COMPETITION WITH COMPANY. Participation in this Plan shall also cease and all rights to any benefits under this Plan shall be forfeited when a Participant, after Early, Normal, or Postponed Retirement, becomes an employee, officer or a director of a competitor of the Company without consent of the Board. The Board in its sole and absolute discretion shall determine if another entity or person is a "competitor" for the purposes of this section.

      3.04. BOARD DISCRETION. The Board shall have broad, sole and absolute discretion in making any determination under Sections 3.01, 3.02 and 3.03 hereof.

      3.05. CHANGE IN CONTROL.

            a. NONFORFEITABILITY UPON CHANGE IN CONTROL. Notwithstanding anything to the contrary contained in this Article III or any other portion of this Plan, when a Change in Control (as defined below) occurs, rights to receive benefits under this Plan for each Employee who is a Participant in the Plan on the date such change occurs shall become fixed and 100% vested and shall not be subsequently divested by the Board. All discretion of the Board regarding the payment of benefits under this Plan shall be eliminated upon such Change in Control or ownership. This Section 3.05 shall not be considered to create in the Plan Participants any greater rights in the assets of the Company or the Trust than the Participants had before the Change in Control occurred.

            b. CHANGE IN CONTROL DEFINED. For purposes of this Section 3.05, a "Change in Control" shall mean the occurrence of any of the following events, directly or indirectly or in one or more series of transactions:

         (1) A consolidation or merger of Wilmington Trust Company ("Bank") or Wilmington Trust Corporation ("Parent") with any third party (which includes a single person or entity or a group of persons or entities acting in concert) not wholly-owned, directly or indirectly, by Bank or Parent (a "Third Party"), unless Bank or Parent is the entity surviving that merger or consolidation;

         (2) A transfer of all or substantially all of the assets of Bank or Parent to a Third Party or a complete liquidation or dissolution of Bank or Parent;

         (3) A Third Party, without the prior approval of Bank's or Parent's Board, as the case may be, directly or indirectly, through one or more subsidiaries or transactions:

               (a) Acquires beneficial ownership of 15% or more
                   of any class of Bank's or Parent's voting stock;

               (b) Acquires irrevocable proxies representing 15%
                   or more of any class of Bank's or Parent's voting stock;

               (c) Acquires any combination of beneficial
                   ownership of voting stock and irrevocable proxies representing 15% or more of any class of Bank's or Parent's voting stock;

               (d) Acquires the ability to control in any manner
                   the election of a majority of Bank's or
                   Parent's Board; or

               (e) Acquires the ability to directly or indirectly
                   exercise a controlling influence over the management or policies of Bank or Parent;

         (4) Any election of persons to Parent's Board which causes a majority of Parent's Board to consist of persons other than (a) persons who were members of Parent's Board on January 1, 2000 and/or (b) persons who were nominated for election as members of Parent's Board by

               Parent's Board (or a committee thereof) at a time when the majority of the Parent's Board (or that committee) consisted of persons who were members of Parent's Board on January 1, 2000; provided, however, that any person nominated for election by Parent's Board (or a committee thereof), a majority of whom are persons described in clauses (a) and/or (b), or are persons who were themselves nominated by that Board (or a committee thereof), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (a) above; or

         (5) A determination is made by any regulatory agency supervising Bank or Parent that a "change in control," as defined in the banking, insurance or securities laws or regulations then applicable to Bank or Parent, has occurred.

Notwithstanding any provision herein to the contrary, a Change in Control shall not include any of the events described above if they (i) are related to or occur in connection with the appointment of a receiver or conservator for Bank or Parent, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that Bank is in default as defined in Section 3(x) of the FDI Act, insolvent or in an unsafe or unsound condition to transact business or the suspension, removal and/or temporary or permanent prohibition by a regulatory agency of a Member of the Board from participation in the conduct of Bank's or Parent's business; or (ii) are the result of a Third Party inadvertently acquiring beneficial ownership of or irrevocable proxies for or a combination of both for 15% or more of any class of Bank's or Parent's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership of or irrevocable proxies for a sufficient number of shares so that Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of Bank's or Parent's voting stock.

                                   ARTICLE IV
                        Types of Retirement and Elections
                        ---------------------------------

      4.01. EARLY RETIREMENT. A Participant shall be eligible for Early Retirement if the Participant is eligible for Early Retirement under the Pension Plan.

      4.02. NORMAL RETIREMENT. A Participant shall be eligible for Normal Retirement when the Participant attains age 62 and completes at least five Years of Participation in the Plan.

      4.03. POSTPONED RETIREMENT. A Participant shall be eligible for Postponed Retirement if the Participant was eligible for Normal Retirement under the Pension Plan and, with the approval of the Board, continues in the employ of the Company.

      4.04. NOTICE OF EARLY NORMAL OR POSTPONED RETIREMENT. Sixty days prior to a Participant's Early or Normal Retirement, the Participant shall make a written request to the Board which shall specify the intended Early or Normal Retirement date. To elect Postponed Retirement a Participant shall make a written request to the Board sixty days prior to Normal Retirement requesting Postponed Retirement. If the Participant's request for Postponed Retirement is granted by the Board, a Participant shall, sixty days prior to this Postponed Retirement date, make a written request to the Board which shall specify the intended Postponed Retirement date. If the Participant's request for Postponed Retirement is denied by the Board, the Participant shall retire on the Participant's Normal Retirement Date. All requests made under this Section shall be irrevocable once approved by the Board.

      4.05. COMMENCEMENT OF BENEFITS IN PENSION PLAN. Notwithstanding anything in this Plan to the contrary, in no event shall a Participant's benefits under this Plan commence earlier or later than the date benefits commence under the Pension Plan.

                                    ARTICLE V
                                Form of Benefits
                                ----------------

      5.01. FORM OF RETIREMENT BENEFITS

            a. NORMAL FORM. The normal form of retirement benefits payable under this Plan shall be monthly payments payable for the Participant's lifetime. Upon Participant's death, benefits paid under this form shall cease.

            b. POST-RETIREMENT SURVIVOR OPTION. The alternative form of retirement benefit payable under this Plan shall be monthly payments payable for the Participant's lifetime and, if the Participant predeceases his or her spouse while receiving retirement benefits from this Plan, the Participant's surviving spouse shall begin to receive a survivor benefit payable for the life of the surviving spouse. Survivor benefits will cease upon the death of the surviving spouse. This survivor benefit shall be a monthly payment equal to 50% of the monthly payment the Participant was receiving prior to the death of the Participant. Under this benefit option, the Participant's normal retirement benefit under this Plan shall be reduced by the applicable conversion factors specified in Appendix A in order to provide the funding for the survivor benefit.

      5.02. RIGHT TO ELECT. A Participant shall have the right to elect the Normal Form or the Post Retirement Survivor Option Form of benefit to be received from this Plan within the 90 day period which precedes the Participant's retirement date. The election of benefit form, once made, is irrevocable. The form of benefit selected shall be made on forms provided by the Administrator and shall be consented to by the Participant's Eligible Spouse as witnessed by a notary public.

      5.03. NO DEATH OR DISABILITY BENEFITS. Except for the survivor benefit described in this Article V, there shall be no survivor, disability, death or other benefits provided by this Plan.

                                  ARTICLE VI
                Computation and Payment of Retirement Benefits
                ----------------------------------------------

      6.01. MONTHLY RETIREMENT BENEFIT. The Monthly Retirement Benefit payable to a Participant under this Plan shall be 60% of a Participant's Average Monthly Compensation multiplied by a fraction the numerator of which is the Participant's Years of Participation in the Plan (not to exceed 30) and the denominator of which is 30.

      6.02. PENSION PLAN OFFSET. The amount of a Participant's monthly benefit determined under Section 6.01 above shall be reduced by the monthly benefit the Participant is receiving from the Pension Plan.

      6.03. SUPPLEMENTAL BENEFITS. In addition to the benefits provided under this Article VI, a Participant shall be entitled to Additional Supplemental Benefits under this Plan as granted to a Participant by the Board and as set forth in Appendix A hereto.

      6.04. EARLY RETIREMENT REDUCTION. If a Participant receives an Early Retirement Benefit before age 62 under the Pension Plan, the amounts calculated under 6.01 above (before any reduction for the monthly benefit payable from the Pension Plan) shall be reduced in accordance with the reduction factors set forth in the Pension Plan.

                                   ARTICLE VII
                                     Vesting
                                     -------

      7.01. VESTING OVER 15 YEARS OF PARTICIPATION. A Participant shall become vested in the Monthly Retirement Benefit determined for the Participant under
Section 6.01 based upon the following schedule:

            YEARS OF PARTICIPATION IN THE PLAN              VESTED %
                     0-5th Year                               0.0  %
                       6th Year                              40.0  %
                       7th Year                              46.7  %
                       8th Year                              53.3  %
                       9th Year                              60.0  %
                      10th Year                              66.7  %
                      11th Year                              73.3  %
                      12th Year                              80.0  %
                      13th Year                              86.7  %
                      14th Year                              93.3  %
                      15th and later                        100.0  %

      7.02. VESTING AT 55 YEARS OF AGE AND 10 YEARS OF PARTICIPATION. Notwithstanding the provisions of Section 7.01, a Participant shall become 100% vested in the Monthly Retirement Benefit of the Participant upon attaining age 55 and completing 10 Years of Participation in the Plan.

                                  ARTICLE VIII
                              Plan Administration
                              -------------------

      8.01. APPOINTMENT OF ADMINISTRATOR. The Company will appoint an Administrator who shall be responsible for ministerial, non-discretionary acts associated with this Plan, including but not limited to determining the amount and payment of retirement benefits.

      8.02. AUTHORITY OF ADMINISTRATOR. With the consent of the Board, the Administrator may engage such agents and advisors as it deems necessary to carry out its administrative responsibilities under the Plan.

      8.03. EXPENSES OF ADMINISTRATOR. The expenses of the Plan shall be borne solely by the Company to the extent such expenses are not paid from the Trust Fund.

      8.04. PAYMENT OF BENEFITS. The Administrator, at the direction of the Company, shall instruct the Trustee as to the commencement, cessation, amount and payment of benefits due a Participant from the Trust. The Administrator shall not be required to assure that the Company makes contributions to the Trust at a level or in an amount sufficient to pay benefits.

      8.05. SUFFICIENCY OF ASSETS IN TRUST. The Company shall have the sole and exclusive responsibility to assure that there are sufficient assets in the Trust in order to pay Participant benefits when due. To the extent Trust assets are insufficient to pay Participant benefits, the Company shall contribute the necessary amounts from its general assets to the Trustee.

      8.06. CONTRIBUTIONS TO TRUST/INVESTMENT OF TRUST ASSETS. The Company shall have the sole and exclusive responsibility for making contributions to the Trust to provide benefits and for directing the Trustee as to the investment of the assets held in the Trust.

      8.07. INDEMNIFICATION. The Administrator and the Trustee shall be fully indemnified and held harmless by the Company for all actions taken pursuant to this Plan at the direction of the Company.

                                   ARTICLE IX
                                  Contributions
                                  -------------

      9.01. COMPANY CONTRIBUTIONS. The Company shall contribute cash or property to the Trust in such amounts and at such times as, in its sole discretion, it deems necessary.

                                    ARTICLE X
                            Maintenance of Accounts
                            -----------------------

      10.01. SEPARATE ACCOUNTS. The Company shall maintain a separate account on its books for amounts held for the benefit of each Participant in the Trust (the "Account") which shall be held, administered and accounted for separately for each Participant. Separate accounting records shall be maintained so that the amount held in each Participant's Account shall be identifiable at all times. Each Account shall consist of, and be increased by, contributions made by the Company which are designated by the Company as the property of such Account and shall be decreased by distributions made therefrom. The Company shall make contributions to the Trust and credit such Accounts from time to time in its sole discretion. In addition, the Company shall allocate and credit the Net Income of the Trust to the Accounts of Participants on the last day of each calendar year (the "Allocation Date"), pro rata based on the respective Account balance of each Participant on such date. If as a result of the foregoing, all or a portion of any Net Income otherwise allocable to the Account of any Participant on the Allocation Date cannot be so allocated, such Net Income shall be allocated and credited to the Accounts of all other Participants pro rata, based on the respective Account balances of each Participant on such Allocation Date (determined without regard to the allocation of any Net Income to such Accounts on such date). For purposes of the foregoing, Net Income shall mean the net gain or loss of the Trust from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust. In determining the Net Income of the Trust as of any date, assets shall be valued on the basis of their then fair market value.

      10.02. NO INTEREST IN ASSETS. Nothing in Section 10.01 shall be construed as creating any right, title or interest in or to any assets in the Trust or assets of the Company.

                                   ARTICLE XI
                      Amendment and Termination of the Plan
                      -------------------------------------

      11.01. BOARD AMENDMENT OR TERMINATION. The Board reserves the right to amend or terminate this Plan at any time without the consent of any Participant except, however, that no such amendment or termination will effect the irrevocability of the Trust or the Company's obligation to pay benefits to Participants.

                                   ARTICLE XII
                                  Miscellaneous
                                  -------------

      12.01. ANTI-ALIENATION. No right or claim to any portion of the benefits payable under the Plan shall be assignable or alienable by a Participant nor shall a Participant's benefit be subject to garnishment, attachment, execution or levy.

      12.02. NO RIGHT TO CONTINUE EMPLOYMENT. Nothing contained herein shall be construed as conferring upon any Employee the right to continue in the employ of the Company in any capacity whatsoever.

      12.03. APPLICABLE LAW. The provisions of this Plan shall be governed and construed in accordance with Delaware law.

      12.04. HEADINGS. The headings in this document are for convenience of reference only and shall have no effect upon the meanings of the provisions hereof.



            IN WITNESS WHEREOF, Wilmington Trust Corporation has caused this amended Plan to be executed this 17th day of February, 2000.



ATTEST:                             WILMINGTON TRUST CORPORATION



/s/ Thomas P. Collins                   /s/ Ted T. Cecala
-------------------------           By: -------------------------------
Secretary


                                       10
[Corporate Seal]

                          WILMINGTON TRUST CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   APPENDIX A

                        ADDITIONAL SUPPLEMENTAL BENEFITS
                        --------------------------------



      1. Pursuant to Section 6.03 of the Wilmington Trust Corporation Supplemental Executive Retirement Plan, as of December 20, 1990, Bernard J. Taylor, II, shall be entitled to Additional Supplemental Benefits of $73,596 per annum payable in monthly installments of $6,133 each.

      2. Pursuant to Section 6.03 of the Wilmington Trust Corporation Supplemental Executive Retirement Plan, as of July 16, 1992, Bernard J. Taylor, II, shall be entitled to Additional Supplemental Benefits of $73,715 per annum payable in monthly installments of $6,142.91 each. These Additional Supplemental Benefits shall be in addition to those granted to Bernard J. Taylor, II, on December 20, 1990.

                          WILMINGTON TRUST CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                   SCHEDULE I

BOARD DESIGNATED PARTICIPANTS

                              As Of January 1, 2000

-------------------------------------------------------------------------------

                                                       DATE OF
              PARTICIPANT                   COMMENCEMENT OF PARTICIPATION
-------------------------------------------------------------------------------

             Ted T. Cecala                         January 10, 1985
-------------------------------------------------------------------------------

          Robert J. Christian                     February 12, 1996
-------------------------------------------------------------------------------

            Howard K. Cohen                          May 28, 1992
-------------------------------------------------------------------------------

        William J. Farrell, II                      August 1, 1993
-------------------------------------------------------------------------------

            David R. Gibson                          May 28, 1992
-------------------------------------------------------------------------------

        Robert V.A. Harra, Jr.                       March 1, 1984
-------------------------------------------------------------------------------

          Hugh D. Leahy, Jr.                         May 28, 1992
-------------------------------------------------------------------------------

          Robert A. Matarese                        March 29, 1990
-------------------------------------------------------------------------------

            Rita C. Turner                           July 16, 1996
-------------------------------------------------------------------------------

            Rodney P. Wood                           June 27, 1999
-------------------------------------------------------------------------------